Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
January 31, 2024
Ownership

ALABAMA
SCI Funeral Services, LLC (Iowa LLC) Alabama subsidiary
SCI Alabama Funeral Services, LLC	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA LLC) Alabama subsidiary
S.E. Cemeteries of Alabama, LLC	100%
S.E. Combined Services of Alabama, LLC	100%
S.E. Funeral Homes of Alabama, LLC	100%

ARIZONA
SCI Funeral Services, LLC (Iowa LLC) Arizona subsidiary
SCI Arizona Funeral Services, LLC	100%

ARKANSAS
SCI Funeral Services, LLC (Iowa LLC) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Arkansas subsidiary
Alderwoods (Arkansas), Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Arkansas subsidiary
Griffin-Leggett, LLC	100%
Forest Hills Cemetery, LLC	100%
Griffin-Leggett Insurance Agency, LLC	100%
Rest Hills Memorial Park, Inc.	99.5%
S.E. Funeral Homes of Arkansas, LLC	100%

CALIFORNIA
SCI Funeral Services, LLC (Iowa LLC) California subsidiary
SCI California Funeral Services, Inc.	100%
Mount Vernon Memorial Park	100%
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
SCI Direct, Inc. (FL Corp) California subsidiaries
Neptune Society of America, Inc.	100%
Neptune Management Corp.	100%
Trident Society, Inc.	100%
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) California subsidiaries
WFG-Fuller Funerals, Inc.	100%
Wilson-Bannon Mortuary, Inc.	100%
Camellia Memorial Lawn, Inc.	100%
Alderwoods Group, LLC (DE LLC) California subsidiaries

Alderwoods Group (California), Inc.	100%
Rose Hills Holdings Corp. (DE Corp)
Rose Hills Company (DE Corp) California subsidiary
RH Mortuary Corporation	100%
RH Cemetery Corp. (DE Corp) California subsidiary
Workman Mill Investment Company	100%
S & H Properties and Enterprises, Inc. (WA Corp) California subsidiaries
Universal Memorial Centers V, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) California subsidiary
S.E. Acquisition of California, Inc.	100%
S.E. Combined Services of California, Inc.	100%
S.E. Funeral Homes of California, Inc.	100%
Simplicity Plan of California, Inc.	100%
Stewart Pre-Need Services, Inc.	100%

COLORADO
SCI Funeral Services, LLC (Iowa LLC) Colorado subsidiary
SCI Colorado Funeral Services, LLC	100%
Allnutt Funeral Homes, Inc.	100%
Allnutt Funeral Service, Inc.	100%
Resthaven Colorado, LLC	100%
Alderwoods Group, LLC (DE LLC) Colorado subsidiary
Alderwoods (Colorado), Inc.	100%

CONNECTICUT
SCI Funeral Services, LLC (Iowa LLC) Connecticut subsidiary
SCI Connecticut Funeral Services, LLC	100%
Alderwoods Group, LLC (DE LLC) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	51.8%
Alderwoods (New York), LLC (NY LLC) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	48.2%

DELAWARE
Christian Funeral Services, Inc.	100%
SCI Funeral Services, LLC (Iowa LLC)
ECI Services of Maine, Inc.	100%
ECI Services of New Hampshire, Inc.	100%
Gracelawn Memorial Park, Inc	100%
LHT Consulting Group, LLC	100%
Maine Cremation Care, LLC	100%
MCH Wilson, Inc.	100%
Memorial Guardian Plans, Inc.	100%
New England Cremation Services, LLC	100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC	5%
ECI Capital, LLC	100%
California Cemetery and Funeral Services, LLC	95%

SCI Georgia Funeral, LLC	100%
SCI Indiana Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company	100%
SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC	100%
SCI Pennsylvania Funeral Services, Inc. (PA Corp) Delaware subsidiary
Saul-Gabauer Funeral Home, Inc.	100%
SCI Texas Funeral Services, LLC	100%
CemCare, Inc.	100%
PSI Funding, Inc.	100%
SCI Virginia Funeral Services, LLC (VA LLC) Delaware subsidiary
SCI Loan Services, LLC	100%
Trust Advisors, Inc.	100%
Salvatore Air Transportation Corp.	100%
OFTC, Inc.	100%
SCI Financial Services, Inc.	100%
Making Everlasting Memories, L.L.C.	100%
SCI Investment Services, Inc.	100%
SCI International, LLC	100%
SCI Cerberus, Inc.	99.3%
Keystone America, Inc.	100%
Keystone Indiana, Inc.	100%
Keystone Kentucky, Inc.	99%
Keystone Michigan, Inc.	100%
Healy-Hahn Funeral Properties, Inc.	100%
SCI Cerberus, Inc.	.07%
Keystone Advance Planning, Inc.	100%
SCI Shared Resources, LLC	100%
SCI Shared Services, Inc.	100%
SCI Special, LLC	100%
SCI Administrative Services, LLC - General Partner of	100%
SCI Management L.P.	1%
Remembrance Memorial Traditions, LLC - Limited Partner of	100%
SCI Management L.P.	99%
DM Affinity, Inc.	100%
SCI Capital Corporation	100%
CMSD, LLC	100%
FMSD, LLC	100%
SCI Capital Holdings, Inc.	100%
USB RETC FUND 2023-6, LLC	100%
Wilson Financial Group, Inc.	100%
Wilson-Amistad Corporation	100%
Wilson Holdings, Inc. (TX Corp) Delaware subsidiary
M.J. Edwards Hillside Chapel, Inc.	100%
SCI Direct, Inc. (FL Corp) Delaware subsidiary
Neptune Reef Services, LLC	100%

Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp)
Neptune Management (KY), LLC	99%
Alderwoods Group, LLC	100%
H. P. Brandt Funeral Home, Inc.	100%
Osiris Holding, LLC	100%
Rose Hills Holdings Corp.	100%
Rose Hills Company	100%
RH Cemetery Corp.	100%
Stewart Enterprises, Inc. (LA Corp) Delaware subsidiaries
Alderwoods (Mississippi), LLC	100%
Stewart International (Netherlands) LLC	100%
Stewart Cementerios Puerto Rico Holding II, LLC	100%
Stewart Cementerios Puerto Rico Holding I, LLC	100%
Stewart Funerarias Puerto Rico Holding II, LLC	100%
Stewart Funerarias Puerto Rico Holding I, LLC	100%
Stewart Simplicity Plan of Puerto Rico Holding II, LLC	100%
Stewart Simplicity Plan of Puerto Rico Holding I, LLC	100%

DISTRICT OF COLUMBIA
SCI Funeral Services, LLC (Iowa LLC) DC subsidiaries
Joseph Gawler’s Sons, LLC	99%
Witzke Funeral Homes, Inc.	100%

FLORIDA
SCI Funeral Services, LLC (Iowa LLC) Florida subsidiary
SCI Funeral Services of Florida, LLC	99%
Oaklawn Cemetery Association	100%
WPALM, Inc.	100%
Alderwoods Group, LLC (DE LLC)
Alderwoods (Minnesota), LLC (MN LLC) Florida subsidiary
SCI Funeral Services of Florida, LLC	1%
Osiris Holding, LLC (DE LLC) Florida subsidiary
Osiris Holding of Florida, Inc.	100%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp) Florida subsidiary
SCI Direct, Inc.	100%
Neptune Insurance Agency, Inc.	100%
Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp)
NCS Marketing Services, LLC	100%
Stewart Enterprises, Inc. (LA Corp) Florida subsidiary
Cemetery Management, Inc.	100%
S.E. Cemeteries of Florida, LLC	100%
S.E. Combined Services of Florida, LLC	100%
S.E. Funeral Homes of Florida, LLC	100%

The Simplicity Plan, Inc.	100%

GEORGIA
Alderwoods Group, LLC (DE LLC) Georgia subsidiary
Alderwoods (Georgia), LLC	100%
Stewart Enterprises, Inc. (LA Corp) Georgia subsidiary
Eastlawn Corporation	100%
Holly Hill Memorial Park, Inc.	100%
Cemetery Management, Inc. (FL Corp) Georgia subsidiary
Cheatham Hill Memorial Park, Inc.	100%
S.E. Mid-Atlantic, LLC (Maryland LLC) Georgia subsidiary
Haisten Funeral Home of Henry County, Inc.	100%
S.E. South-Central, LLC (LA LLC) Georgia subsidiary
Rose Haven Funeral Home & Cemetery, Inc.	100%

HAWAII
SCI Funeral Services, LLC (Iowa LLC) Hawaii subsidiaries
Hawaiian Memorial Life Plan, Ltd.	100%
Ballard Mortuary, Inc.	100%
Ballard & Son, Inc.	100%
Family Funeral Service, LLC	100%

IDAHO
Alderwoods Group, LLC (DE LLC) Idaho subsidiary
Alderwoods (Idaho), Inc.	100%

ILLINOIS
SCI Funeral Services, LLC (Iowa LLC) Illinois subsidiary
SCI Illinois Services, LLC	100%
Lake View Memorial Gardens, Inc.	100%
Skyline Memorial Park, Inc.	100%
SCI Funeral Services of Florida, LLC (FL LLC) Illinois subsidiary
Alderwoods (Chicago North), Inc.	56%
Alderwoods Group, LLC (DE LLC) Illinois subsidiaries
Alderwoods (Illinois), LLC	100%
Alderwoods (Chicago Central), Inc.	71%
Woodlawn Memorial Park, Inc.	100%
Chicago Cemetery Corporation	100%
Mount Auburn Memorial Park, Inc.	100%
Alderwoods (Chicago North), Inc.	1%
Alderwoods (Chicago North), Inc.	43%
Osiris Holding, LLC (DE LLC) Illinois subsidiary
Alderwoods (Chicago Central), Inc.	29%
Elmwood Acquisition Corporation	100%
Oak Woods Cemetery Association	100%
Ridgewood Cemetery Company, Inc.	100%

Woodlawn Cemetery of Chicago, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA LLC)
S.E. Funeral Homes of Illinois, Inc.	100%

INDIANA
Alderwoods Group, LLC (DE LLC) Indiana subsidiaries
Advance Planning of America, Inc.	100%
Alderwoods (Indiana), Inc.	88.5%
Alderwoods (Tennessee), LLC (TN LLC) Indiana subsidiary
Alderwoods (Indiana), Inc.	11.5%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Indiana subsidiary
WFG-Williams & Bluitt Funeral Home, Inc.	100%

IOWA
SCI Funeral Services, LLC	100%
SCI Iowa Funeral Services, Inc.	100%

KANSAS
SCI Funeral Services, LLC (Iowa LLC) Kansas subsidiary
SCI Kansas Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Kansas subsidiary
Alderwoods (Kansas), Inc.	100%

KENTUCKY
SCI Funeral Services, LLC (Iowa LLC) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc.	99%

LOUISIANA
SCI Funeral Services, LLC (Iowa LLC) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc.	100%
Stewart Enterprises, Inc.	100%
Ballyhoo Innovations, Inc.	100%
Empresas Stewart-Funerarias, Inc.	100%
Enduring Memories, Inc.	100%
Lake Lawn Park, LLC	98.4%
S.E. South-Central, LLC	100%
Stewart Resource Center, LLC	100%
Acme Mausoleum, LLC	100%
S.E. Cemeteries of Louisiana, LLC	100%
Heaven’s Pets at Lakelawn Metairie, LLC	60%
S.E. Funeral Homes of Louisiana, LLC	100%
Stewart Services, LLC	100%

Sympathyshop.com, LLC	100%
Stewart Enterprises (Europe) Inc.	100%

MARYLAND
SCI Funeral Services, LLC (Iowa LLC) Maryland subsidiaries
SCI Maryland Funeral Services, Inc.	100%
Burgee-Henss-Seitz Funeral Home, Inc.	100%
Charles S. Zeiler & Son, Inc.	100%
Gary L. Kaufman Funeral Home at
Meadowridge Memorial Park, Inc.	100%
Chesapeake Funeral Services, Inc.	100%
George Washington Cemetery Company, LLC	100%
Lemmon Funeral Home of Dulaney Valley, Inc.	100%
Loring Byers Funeral Directors, Inc.	100%
Miller-Dippel Funeral Home, Inc.	100%
National Cremation Service, Inc.	100%
Sterling-Ashton-Schwab Funeral Home, Inc.	100%
Sterling-Ashton-Schwab-Witzke Funeral Home
of Catonsville, Inc.	100%
Alderwoods Group, LLC (DE LLC) Maryland subsidiary
Alderwoods (Maryland), Inc.	100%
SCI International, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Maryland subsidiaries
Schimunek Funeral Home, Inc.	100%
The Schimunek Funeral Home of Bel Air, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Maryland subsidiary
S.E. Mid-Atlantic, LLC	100%
Bounds Funeral Home, LLC	100%
Cedar Hill Cemetery Company, LLC	100%
Crest Lawn Memorial Gardens, LLC	100%
Fort Lincoln Cemetery, LLC	100%
Fort Lincoln Funeral Home, LLC	100%
Hillcrest Memorial Cemetery, Inc.	100%
Hines-Rinaldi Funeral Home, LLC	100%
John M. Taylor Funeral Home, LLC	100%
Parklawn, Inc.	100%
S.E. Cemeteries of Maryland, Inc.	100%
Nailknot ,LLC	100%
Simple Tribute of Maryland, Inc.	100%
The Parkwood Cemetery Company	100%
The Parkwood Management Company	100%
William W. Chambers, Inc.	100%

MASSACHUSETTS
SCI Funeral Services, LLC (Iowa LLC) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc.	100%
AFFS Boston, Inc.	0.6%

AFFS Brookline, Inc	2.5%
AFFS North, Inc.	10%
AFFS Norwood, Inc.	6.675%
AFFS Quincy, Inc.	5%
AFFS Salem, Inc.	10%
AFFS Southcoast East, Inc.	.06%
AFFS Southcoast West, Inc.	.06%
AFFS West, Inc.	10%
Stanetsky Memorial Chapels, Inc.	10%
Sullivan Funeral Homes, Inc.	10%
Alderwoods Group, LLC (DE LLC) Massachusetts subsidiaries
Cuffe-McGinn Funeral Home, Inc.	10%
Doane Beal & Ames, Inc.	10%
Ernest A. Richardson Funeral Home, Inc.	10%
Alderwoods (Massachusetts), LLC	100%
SCI International, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Mass. subsidiary
Nickerson-Bourne Funeral Homes, Inc.	10%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
SCI Direct, Inc. (FL Corp) California subsidiaries
Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp)
Neptune Management (MA), Inc.	5%

MICHIGAN
SCI Funeral Services, LLC (Iowa LLC) Michigan subsidiary
SCI Michigan Funeral Services, Inc.	100%
SCI Virginia Funeral Services, LLC (VA LLC) Michigan subsidiaries
WMP, Inc.	100%
Alderwoods Group, LLC (DE LLC) Michigan subsidiary
Alderwoods (Michigan), LLC	100%

MINNESOTA
SCI Funeral Services, LLC (Iowa LLC) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Minnesota subsidiary
Alderwoods (Minnesota), LLC	100%

MISSISSIPPI
Stewart Enterprises, Inc. (LA Corp) Mississippi subsidiaries
Lakewood Memorial Park, LLC	100%
SCI Mississippi Funeral Services, LLC	100%

MISSOURI
SCI Funeral Services, LLC (Iowa LLC) Missouri subsidiaries

SCI Missouri Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc.	100%
Mt. Hope Cemetery and Mausoleum Company	100%
Alderwoods Group, LLC (DE LLC) Missouri subsidiary
Alderwoods (Missouri), Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA LLC) Missouri subsidiaries
D.W. Newcomer’s Sons, Inc.	100%
DWN Properties, Inc.	100%
Funeral Security Plans, Inc.	100%

MONTANA
Alderwoods Group, LLC (DE LLC) Montana subsidiary
Alderwoods (Montana), Inc.	100%

NEBRASKA
SCI Funeral Services, LLC (Iowa LLC) Nebraska subsidiary
SCI Nebraska Funeral Services, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA LLC) Nebraska subsidiaries
The Lincoln Memorial Park Cemetery Association	100%
West Lawn Cemetery	100%

NEVADA
Alderwoods Group, LLC (DE LLC) Nevada subsidiary
Alderwoods (Nevada), Inc.	100%
Knauss Enterprises Limited Liability Company	100%
Palm Mortuary, Inc.	100%

NEW HAMPSHIRE
Alderwoods Group, LLC (DE LLC) New Hampshire subsidiaries
McHugh Funeral Home, Inc.	100%
St. Laurent Funeral Home, Inc.	100%
Alderwoods (Massachusetts), LLC – New Hampshire subsidiary
ZS Acquisition, Inc.	100%

NEW JERSEY
SCI Funeral Services, LLC (Iowa LLC) New Jersey subsidiaries
SCI New Jersey Funeral Services, LLC	100%
Garden State Crematory, Inc.	100%
Wien & Wien, Inc.	100%
SCI International, LLC (DE Corp)
Keystone America, Inc. (DE Corp) New Jersey subsidiary
Zarro Funeral Home	100%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)

SCI Capital Holdings, Inc. (DE Corp)
SCI Direct, Inc. (FL Corp) California subsidiaries
Neptune Society of America, Inc.
Neptune Management Corp. (CA Corp) NJ Sub
Neptune Management (NJ), LLC	100%

NEW MEXICO
Alderwoods Group, LLC (DE LLC) New Mexico subsidiary
Alderwoods (New Mexico), Inc.	100%

NEW YORK
SCI Funeral Services, LLC (Iowa LLC) New York subsidiaries
SCI Funeral Services of New York, Inc.	100%
Alderwoods (New York), LLC	100%
Chas. Peter Nagel, LLC	100%
I. J. Morris, LLC	100%
New York Funeral Chapels, LLC	100%
Thomas M. Quinn & Sons, LLC	100%

NORTH CAROLINA
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) N. Carolina subsidiary
Hamilton Funeral Chapel, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) North Carolina subsidiaries
Alderwoods (North Carolina), LLC	100%
Westminster Gardens, Inc.	100%
Carothers Holding Company, LLC	100%
MFH, L.L.C.	100%
Lineberry Group, LLC	100%
SCI North Carolina Funeral Services, LLC	100%
S.E. Mid-Atlantic, LLC (MD LLC) North Carolina subsidiaries
Catawba Memorial Park, LLC	100%
Garrett-Hillcrest, LLC	100%
McLaurin’s Funeral Home, LLC	100%
S.E. Cemeteries of North Carolina, LLC	100%
S.E. Funeral Homes of North Carolina, Inc.	100%

OHIO
SCI Funeral Services, LLC (Iowa LLC) Ohio subsidiaries
SCI Ohio Funeral Services, Inc.	100%
The Knollwood Cemetery Company	100%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)

Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Ohio subsidiary
Dale Funeral Home, Inc.	90%
WFG-Cummings and Davis, Inc.	100%
Alderwoods Group, LLC (DE LLC) Ohio subsidiaries
Alderwoods (Ohio) Cemetery Management, Inc.	100%
Alderwoods (Ohio) Funeral Home, Inc.	100%

OKLAHOMA
SCI Funeral Services, LLC (Iowa LLC) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Oklahoma subsidiary
Alderwoods (Oklahoma), Inc.	100%

OREGON
SCI Funeral Services, LLC (Iowa LLC) Oregon subsidiaries
SCI Oregon Funeral Services, Inc.	100%
Uniservice Corporation	100%
Alderwoods Group, LLC (DE LLC) Oregon subsidiary
Alderwoods (Oregon), Inc.	100%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
SCI Direct, Inc. (FL Corp)
Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp) Oregon sub
Wilhelm Mortuary, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Oregon subsidiary
S.E. Acquisition of Oregon, Inc.	100%
Chapel of the Roses, Inc.	100%
Chapel of the Valley Funeral Home, Inc.	100%
J.P. Finley and Son Mortuary, Inc.	100%
Sunset Hills Memorial Park	100%

PENNSYLVANIA
SCI Funeral Services, LLC (Iowa LLC) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc.	100%
Auman Funeral Home, Inc.	100%
Cremation and Burial Society of Pennsylvania, Inc.	100%
Funeral Service Pennsylvania, LLC	100%
Laughlin Funeral Home, Ltd.	100%
Parklawns Funeral Home, Inc.	100%
Rohland Funeral Home	100%
Harold B. Mulligan Co., Inc.	100%
Theo. C. Auman, Inc.	100%
Auman's, Inc.	100%
Francis F. Seidel, Inc.	100%

Memorial Guardian Plans, Inc. (DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, Inc.	100%
Alderwoods Group, LLC (DE LLC) Pennsylvania subsidiaries
Bright Undertaking Company	100%
H. Samson, Inc.	100%
Nineteen Thirty-Five Holdings, Inc.	100%
Osiris Holding, LLC (DE LLC) Pennsylvania subsidiary
Oak Woods Management Company	100%
James J. Dougherty Funeral Home, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Mid-Atlantic, LLC (MD LLC) Pennsylvania subsidiaries
George Washington Memorial Park, Inc.	100%
S.E. Acquisition of Pennsylvania, Inc.	100%
Sunset Memorial Park Company, LLC	100%

RHODE ISLAND
SCI Funeral Services, LLC (Iowa LLC) Rhode Island subsidiary
SCI Rhode Island Funeral Services, LLC	100%

SOUTH CAROLINA
SCI Funeral Services, LLC (Iowa Corp) South Carolina subsidiary
SCI South Carolina Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC)
Alderwoods (Georgia), LLC (GA LLC) South Carolina subsidiary
Graceland Cemetery Development Co.	100%
Stewart Enterprises, Inc. (LA Corp)
Alderwoods (South Carolina), Inc.	100%
S.E. Mid-Atlantic, LLC (MD LLC) South Carolina subsidiaries
Dunbar Funeral Home	100%
S.E. Cemeteries of South Carolina, Inc.	100%
S.E. Combined Services of South Carolina, Inc.	100%
S.E. Funeral Homes of South Carolina, Inc.	100%

TENNESSEE
SCI Funeral Services, LLC (Iowa LLC) Tennessee subsidiaries
SCI Tennessee Funeral Services, LLC	100%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp) Tennessee subsidiary
Southern Funeral Home, Inc.	100%
Wilson-Amistad Corporation (DE Corp) Tennessee sub
Franklin-Strickland Funeral Home, Inc.	100%
Wilson Holdings, Inc. (TX Corp) Tennessee subsidiaries
M. J. Edwards & Sons Funeral Home, Inc.	100%
M. J. Edwards-Whitehaven Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) Tennessee subsidiaries

Alderwoods (Tennessee), LLC	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Mid-Atlantic, LLC (MD LLC) Tennessee subsidiaries
Monte Vista Burial Park, LLC	100%
S.E. Combined Services of Tennessee, LLC	100%
S.E. South-Central, LLC (LA LLC) Tennessee subsidiary
S.E. Funeral Homes of Tennessee, Inc.	100%
The Nashville Historic Cemetery Association, LLC	100%

TEXAS
Big Bend Insurance Company, Inc.	100%
SCI Funeral Services, LLC (Iowa LLC) Texas subsidiaries
TMJ Land, Inc.	100%
SCI Texas Funeral Services, LLC (DE LLC) Texas subsidiaries
Dial Dunkin Enterprises, Inc.	100%
Eubank Funeral Home, Inc.	100%
FHC Realty, Inc.	100%
WFG Liquidation Corporation	100%
SCI Special, LLC (DE LLC)
SCI Capital Corporation (DE Corp) Texas subsidiary
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp) Texas subsidiary
Wilson Holdings, Inc.	100%
Carl Barnes Funeral Home, Inc.	100%
Fuller-Sheffield Funeral Services, Inc.	100%
Mainland Funeral Home, Inc.	100%
Morris-Bates Funeral Home, Inc.	100%
Paradise Funeral Home, Inc.	100%
Paradise Investment Corporation	100%
Paradise Cemetery South, Inc.	100%
WFG-Cristo Rey Funeral Home, Inc.	100%
WFG-Lockwood Funeral Home, Inc.	100%
WFG-Gregory Spencer Funeral Home, Inc.	100%
Wilson-Lincoln Cemetery, Inc.	100%
Alderwoods Group, LLC (DE LLC) Texas subsidiaries
Dunwood Cemetery Service Company	80%
Stewart Enterprises, Inc. (LA Corp) Texas subsidiary
Investors Trust, Inc.	100%
S.E. South-Central, LLC (LA LLC) Texas subsidiaries
Pasadena Funeral Home, Inc.	100%
S.E. Cemeteries of Texas, Inc.	100%
S.E. Funeral Homes of Texas, Inc.	100%
Abbey Plan of Texas, Inc.	100%
Emerald Hills Funeral Corporation	100%
Guardian Cremation Society, Inc.	100%
S.E. Combined Services of Texas, Inc.	100%
S.E. Funeral Home of Coppell, Texas, Inc.	100%

Simplicity Plan of Texas, Inc.	100%

UTAH
SCI Funeral Services, LLC (Iowa LLC) Utah subsidiaries
SCI Utah Funeral Services, Inc.	100%
Evans & Early Mortuary, LLC	100%
Wasatch Land and Improvement Company	100%

VERMONT
SCI International, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Vermont subsidiary
Ker-Westerlund Funeral Home, Inc.	100%

VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) Virginia subsidiary
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
SCI Virginia Funeral Services, LLC	100%
S.E. Mid-Atlantic, LLC (MD LLC) Virginia subsidiaries
Clinch Valley Memorial Cemetery, Inc.	100%
S.E. Cemeteries of Virginia, LLC	100%
S.E. Funeral Homes of Virginia, LLC	100%

WASHINGTON
SCI Funeral Services, LLC (Iowa LLC) Washington subsidiary
SCI Washington Funeral Services, LLC	100%
Evergreen-Washelli Memorial Park Company	100%
Alderwoods Group, LLC (DE LLC) Washington subsidiaries
Alderwoods (Washington), LLC	100%
S & H Properties and Enterprises, Inc.	100%
Vancouver Funeral Chapel, Inc.	100%
Evergreen Funeral Home and Cemetery, Inc.	100%
Green Service Corporation	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Acquisition of California, Inc. (CA Corp) Washington subsidiaries
Cremation Society Northwest, Inc.	100%
E.R. Butterworth & Sons	100%

WEST VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc.	100%
Rosedale Cemetery Company	100%
Rosedale Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) West Virginia subsidiary
Alderwoods (West Virginia), Inc.	100%
Stewart Enterprises, Inc. (LA Corp)

S.E. Mid-Atlantic, LLC (MD LLC) WV subsidiaries--partner of
Kanawha Plaza Partnership	60%
Bartlett-Burdette-Cox Funeral Home, Inc.	100%
Casdorph & Curry Funeral Home, Inc.	100%
Eastern Cemetery Associates, Inc.	100%
JCKC, Inc.	100%
LOI Charleston, Inc.	100%
National Exchange Trust, Ltd.	100%
National Funeral Services, Incorporated	100%
S.E. Acquisition of Malden, West Virginia, Inc.	100%
S.E. Cemeteries of Virginia, LLC (VA LLC)--partner of
Kanawha Plaza Partnership	30%
S.E. Cemeteries of West Virginia, Inc.--partner of	100%
Kanawha Plaza Partnership	10%
S.E. Funeral Homes of West Virginia, Inc.	100%
Wilson Funeral Home, Inc.	100%

WISCONSIN
SCI Funeral Services, LLC (Iowa LLC) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Wisconsin subsidiaries
Alderwoods (Wisconsin), Inc.	99%
Osiris Holding, LLC (DE LLC) Wisconsin subsidiary
Alderwoods (Wisconsin), Inc.	1%
Northern Land Company, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA LLC) Wisconsin subsidiary
S.E. Cemeteries of Wisconsin, Inc.	100%

International
BARBADOS
Service Corporation International (Canada)ULC (BC ULC)--Barbados subsidiary
Loewen Financial Corporation	100%

BRAZIL
SCI International, LLC (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada --- (dormant)	100%

CANADA
SCI International, LLC (DE LLC)
SCI Cerberus, Inc. (DE Corp)
SCI NS71 Company (Nova Scotia Corp)	100%
Service Corporation International (Canada) ULC-- (BC ULC)	100%
Advance Funeral Planning Ltd.-- (Sask Corp)	100%
Burnaby Funeral Directors Limited -- (BC Corp)	100%

Community Crematorium Services Limited-- (Sask Corp)	50%
Cremation Society of Windsor and Essex County, Inc. (Ont. Corp)	100%
Families First Funeral Home & Tribute Centre, Inc. (Ont. Corp)	100%
Gilbert MacIntyre & Son Funeral Home and Chapel Ltd. (Ont. Corp)	100%
Grand River Cremation Service Ltd. (Ont. Corp)	100%
MacKinnon Family Funeral Home, Ltd. (Ont. Corp)	100%
Mourning Glory Funeral Services and Cremation Inc. (SK Corp)	100%
Residence Funéraire St. Louis Inc. - (QC Corp)	100%
Salons Funeraires T. Sansregret, LTEE- (QC Corp)	100%
Salon Funeraire Savoie Funeral Home Inc. - (NB Corp)	100%

CAYMAN ISLANDS
SCI International, LLC (DE LLC) Cayman Islands subsidiaries
SCI Latin America Ltd	100%
SCI Cayman II Ltd.	100%

PUERTO RICO
Stewart Enterprises, Inc. (LA Corp)
Stewart International (Netherlands) LLC (DE LLC)
Stewart Cementerios Puerto Rico Holding II, LLC (DE LLC)
managing partner of
SCI Puerto Rico I	99.77%
Stewart Cementerios Puerto Rico Holding I, LLC (DE LLC)
co-partner of
SCI Puerto Rico I	.23%
Stewart Funerarias Puerto Rico Holding II, LLC (DE LLC)
managing partner of
SCI Puerto Rico	99.42%
Stewart Funerarias Puerto Rico Holding I, LLC (DE LLC)
co-partner of
SCI Puerto Rico	.58%
Stewart Simplicity Plan of Puerto Rico Holding II, LLC (DE LLC)
managing partner of
SCI Puerto Rico II	99.64%
Stewart Simplicity Plan of Puerto Rico Holding I, LLC (DE LLC)
co-partner of
SCI Puerto Rico II	.36%